Exhibit 10.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

SEIU MASTER TRUST,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 3255
)
SUNRISE SENIOR LIVING, INC.,	)
)
Defendant.	)

STIPULATED FINAL ORDER

Subject to the approval of the Court, SEIU Master Trust (“SEIU”) and Sunrise Senior Living, Inc. (“Sunrise”), by their attorneys, hereby stipulate and agree to the following Order and Final Judgment:
1. At the Sunrise annual meeting of stockholders for 2007 (the “2007 Annual Meeting”) scheduled to be held on October 16, 2007 in McLean, Virginia, the business to be conducted may and shall include consideration of all shareholder proposals that were received by Sunrise in accordance with the notice provisions in its bylaws, which were (i) the shareholder proposal submitted by SEIU by letter dated September 24, 2007, and (ii) the shareholder proposal submitted by Amalgamated Bank LongView SmallCap 600 Index Fund by letter dated September 25, 2007.
2. The Stipulated Final Order entered by this Court on September 5, 2007, in Millenco, L.L.C. v. Sunrise Senior Living, Inc., C.A. No. 3095-CC, is hereby modified to permit consideration at the 2007 Annual Meeting of the matters specified in the preceding paragraph. A copy of this Stipulated Final Order shall be entered on the docket in C.A. No. 3095-CC.

3. Each party shall bear its own costs related to this litigation.
4. Except as specifically provided herein or as necessary for the enforcement of this order, this action is dismissed with prejudice.

/s/ Michael J. Barry	/s/ Philip Trainer, Jr.
____________________________	____________________________
Jay W. Eisenhofer (ID No. 2864)	Philip Trainer, Jr. (ID No. 2788)
Michael J. Barry (ID No. 4368)	Richard L. Renck (ID No. 3893)
GRANT & EISENHOFER P.A.	ASHBY & GEDDES
1201 N. Market Street	500 Delaware Avenue
Chase Manhattan Centre	P.O. Box 1150
Wilmington, Delaware 19801	Wilmington, Delaware 19899
(302) 622-7000	(302) 654-1888

Attorneys for Plaintiff	Attorneys for Defendant

SO ORDERED this ____ day of October, 2007.

                        ______________________________________
The Honorable William B. Chandler, III

Court: DE Court of Chancery

Judge: William B Chandler

File & Serve Transaction ID: 16552156

Current Date: Oct 10, 2007

Case Number: 3255-CC

Case Name: S E I U Master Trust vs Sunrise Senior Living Inc

/s/ Judge William B Chandler